Ron Hubbard
Vice President, Investor Relations
P: 615.269.8290

News Release
HEALTHCARE REALTY TRUST REPORTS RESULTS FOR THE FOURTH QUARTER

NASHVILLE, Tennessee, February 16, 2024 - Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the fourth quarter ended December 31, 2023. The Company reported net income (loss) attributable to common stockholders of $(40.5) million, or $(0.11) per diluted common share, for the quarter ended December 31, 2023. Normalized FFO for the three months ended December 31, 2023 totaled $150.7 million, or $0.39 per diluted common share.
The following applies to all same store disclosures reported in this press release. Subsequent to its merger with Healthcare Trust of America ("Legacy HTA") on July 20, 2022, the Company began reporting combined same store results in the third quarter of 2022, which are now referred to as Merger Combined Same Store. Merger Combined Same Store includes the Company’s same store properties, including Legacy HTA properties, that were owned for the full comparative period, and that meet all elements of the Company’s same store criteria. The Company presents the combined companies’ same store portfolios to provide an understanding of the operating performance and growth potential of the combined company.

RESULTS
•Net (loss) income attributable to common stockholders for the three months ended December 31, 2023 was $(40.5) million or $(0.11) per diluted common share. Net (loss) income attributable to common stockholders for the year ended December 31, 2023 was $(278.3) million or $(0.74) per diluted common share.
•Normalized FFO per share totaled $0.39 and $1.57 for the three months and year ended December 31, 2023, respectively.

MERGER COMBINED SAME STORE
•Merger Combined Same Store cash NOI for the fourth quarter increased 2.7% over the prior year, and 2.8% for the year ended December 31, 2023.
•Fourth quarter predictive growth measures in the Merger Combined Same Store portfolio include:
◦Average in-place rent increases of 2.8%
◦Future annual contractual increases of 2.9% for leases commencing in the quarter.
◦Weighted average MOB cash leasing spreads of 3.3% on 607,000 square feet renewed:
▪3% (<0% spread)
▪6% (0-3%)
▪76% (3-4%)

HEALTHCAREREALTY.COM | PAGE 1 OF 9

▪16% (>4%)
◦Tenant retention of 78.2%

MULTI-TENANT OCCUPANCY AND ABSORPTION
•During the quarter, the multi-tenant portfolio had sequential occupancy improvement of 175,000 square feet, or 53 basis points.

	4Q 2023
(in thousands, except % and bps)	NOVEMBER 2023 PROJECTION	ACTUAL
Total multi-tenant SF	33,552	33,371
Starting occupancy	85.1%	84.7%
Absorption (SF)	120-180	175
Ending occupancy	85.4-85.6%	85.2%
Change in occupancy (bps)	+ 30-50	+ 53

•Total multi-tenant square feet changes from the November 2023 projection to 4Q 2023 actual include the sale of properties comprising 287,000 square feet offset by a 106,000 square feet development completion.
•The multi-tenant portfolio leased percentage was 87.3% at December 31, which was 210 basis points greater than occupancy.
◦The multi-tenant Legacy HTA portfolio leased percentage was 85.5%, which was 230 basis points greater than occupancy.
•An updated multi-tenant occupancy and NOI bridge can be found on page 21 of the Investor Presentation.

LEASING
•Portfolio leasing activity that commenced in the fourth quarter totaled 1,224,000 square feet related to 340 leases:
◦703,000 square feet of renewals
◦508,000 square feet of new and 13,000 square feet of expansion leases
•The Company executed new leases totaling 425,000 square feet in the quarter that will commence in future periods.

DISPOSITIONS
•During the fourth quarter, the Company sold 27 properties totaling $338 million.
•Additional dispositions in 2023 totaled 36 properties for $656 million at an average cap rate of 6.6%. These dispositions generated proceeds of $597 million and $59 million of seller financing.

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 2 OF 9

•The 2023 additional dispositions do not include the January 2023 dispositions of $112 million to repay the balance on the asset sale term loan.
•The 2023 total dispositions improved the quality and growth profile of the portfolio as seen through the following characteristics:
◦34% non-MOB
◦54% off campus MOB
◦63% single-tenant
◦1.9% average in-place escalators

BALANCE SHEET
•Net debt to adjusted EBITDA was 6.4 times at the end of the quarter.
•During the fourth quarter, the Company executed interest rate swaps totaling $275 million. In January 2024, $200 million of interest rate swaps expired.
•As of December 31, 2023, including the effect of the expiration of the January 2024 interest rate swap, variable rate debt was 8%. This reflects an improvement from 13% as of December 31, 2022.
•As of December 31, 2023, the Company's line of credit balance was fully repaid.

DIVIDEND
•A dividend of $0.31 per share was paid in November 2023. A dividend of $0.31 per share will be paid on March 14, 2024 to stockholders and OP unitholders of record on February 26, 2024.

EARNINGS CALL
•On Friday, February 16, 2024, at 11:00 a.m. Eastern Time, Healthcare Realty Trust has scheduled a conference call to discuss earnings results, quarterly activities, general operations of the Company and industry trends.
•Simultaneously, a webcast of the conference call will be available to interested parties at https://investors.healthcarerealty.com/corporate-profile/webcasts under the Investor Relations section. A webcast replay will be available following the call at the same address.
•Live Conference Call Access Details:
◦Domestic Dial-In Number: +1 404-975-4839 access code 926364;
◦All Other Locations: +1 833-470-1428 access code 926364.
•Replay Information:
◦Domestic Dial-In Number: +1 929-458-6194 access code 512784;
◦All Other Locations: +1 866-813-9403 access code 512784.

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 3 OF 9

GUIDANCE
•The Company's 2024 guidance range represents the in-place portfolio as of February 16, 2024, and does not include any assumptions for prospective acquisitions, joint venture seed portfolios or other related balance sheet activities that have not closed unless otherwise noted. The 2024 guidance range expectations are as follows:

	ACTUAL		EXPECTED 1Q 2024		EXPECTED 2024
	4Q 2023	2023	LOW	HIGH	LOW	HIGH
Earnings per share	$(0.11)	$(0.74)	$(0.12)	$(0.11)	$(0.60)	$(0.10)
NAREIT FFO per share	$0.36	$1.43	$0.35	$0.36	$1.42	$1.48
Normalized FFO per share	$0.39	$1.57	$0.38	$0.39	$1.52	$1.58

•The 2024 annual guidance above includes the following significant changes from 2023 results (dollars in thousands, except per share data). Refer to page 28 for additional guidance detail including operating metrics and capital funding expectations.

4Q 2023 RUN-RATE NORMALIZED FFO RECONCILIATION		4Q 2023	DESCRIPTION
4Q 2023 normalized FFO		$150,730
Non-recurring items		(4,730)	Property tax appeals/reductions and refunds
4Q 2023 run-rate normalized FFO		$146,000

	EXPECTED 2024
KEY ASSUMPTIONS	LOW	HIGH	DESCRIPTION
Annualized 4Q 2023 run-rate normalized FFO	$584,000	$584,000
Multi-tenant cash NOI	21,000	29,000	3.5% to 4.75% growth
Single-tenant cash NOI	1,000	3,000	0.5% to 1.5% growth
Straight-line rent	(2,000)	2,000
Performance based compensation	(5,500)	(3,500)	Return to run-rate
Interest rate swap maturity	(6,500)	(6,500)	January 2024 expiration of 1.21%
Re/development and other capital funding	(7,500)	(5,500)	$150-$250 million of dispositions
Other	—	1,500
Expected normalized FFO	$584,500	$604,000
Expected normalized FFO per share	$1.52	$1.58

The 2024 annual guidance range reflects the Company's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, and operating and general and administrative expenses. The Company's guidance does not contemplate impacts from gains or losses from dispositions, potential impairments, or debt extinguishment costs, if any. There can be no assurance that the Company's actual results will not be materially higher or lower than these expectations. If actual results vary from these assumptions, the Company's expectations may change.

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 4 OF 9

Healthcare Realty (NYSE: HR) is a real estate investment trust (REIT) that owns and operates medical outpatient buildings primarily located around market-leading hospital campuses. The Company selectively grows its portfolio through property acquisition and development. As the first and largest REIT to specialize in medical outpatient buildings, Healthcare Realty's portfolio includes nearly 700 properties totaling over 40 million square feet concentrated in 15 growth markets.

Additional information regarding the Company, including this quarter's operations, can be found at www.healthcarerealty.com. In addition to the historical information contained within, this press release contains certain forward-looking statements with respect to the Company. Forward-looking statements are statements that are not descriptions of historical facts and include statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially and in adverse ways from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, without limitation, the following: the Company's expected results may not be achieved; failure to realize the expected benefits of the Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk that HTA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; general adverse economic and local real estate conditions; changes in economic conditions generally and the real estate market specifically; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; the availability of capital; changes in interest rates; competition in the real estate industry; the supply and demand for operating properties in the Company’s proposed market areas; changes in accounting principles generally accepted in the US; policies and guidelines applicable to REITs; the availability of properties to acquire; the availability of financing; pandemics and other health concerns, and the measures intended to prevent their spread, including the currently ongoing COVID-19 pandemic; and the potential material adverse effect these matters may have on the Company’s business, results of operations, cash flows and financial condition. Additional information concerning the Company and its business, including additional factors that could materially and adversely affect the Company’s financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in the Company’s 2023 Annual Report on Form 10-K and in its other filings with the SEC.

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 5 OF 9

Consolidated Balance Sheets
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Real estate properties
Land	$1,343,265	$1,387,821	$1,424,453	$1,412,805	$1,439,798
Buildings and improvements	10,881,373	11,004,195	11,188,821	11,196,297	11,332,037
Lease intangibles	836,302	890,273	922,029	929,008	959,998
Personal property	12,718	12,686	12,615	11,945	11,907
Investment in financing receivables, net	122,602	120,975	121,315	120,692	120,236
Financing lease right-of-use assets	82,209	82,613	83,016	83,420	83,824
Construction in progress	60,727	85,644	53,311	42,615	35,560
Land held for development	59,871	59,871	78,411	69,575	74,265
Total real estate investments	13,399,067	13,644,078	13,883,971	13,866,357	14,057,625
Less accumulated depreciation and amortization	(2,226,853)	(2,093,952)	(1,983,944)	(1,810,093)	(1,645,271)
Total real estate investments, net	11,172,214	11,550,126	11,900,027	12,056,264	12,412,354
Cash and cash equivalents	25,699	24,668	35,904	49,941	60,961
Assets held for sale, net	8,834	57,638	151	3,579	18,893
Operating lease right-of-use assets	275,975	323,759	333,224	336,112	336,983
Investments in unconsolidated joint ventures	311,511	325,453	327,245	327,746	327,248
Other assets, net and goodwill	842,898	822,084	797,796	795,242	693,192
Total assets	$12,637,131	$13,103,728	$13,394,347	$13,568,884	$13,849,631

LIABILITIES AND STOCKHOLDERS' EQUITY
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Liabilities
Notes and bonds payable	$4,994,859	$5,227,413	$5,340,272	$5,361,699	$5,351,827
Accounts payable and accrued liabilities	211,994	204,947	196,147	155,210	244,033
Liabilities of properties held for sale	295	3,814	222	277	437
Operating lease liabilities	229,714	273,319	278,479	279,637	279,895
Financing lease liabilities	74,503	74,087	73,629	73,193	72,939
Other liabilities	202,984	211,365	219,694	232,029	218,668
Total liabilities	5,714,349	5,994,945	6,108,443	6,102,045	6,167,799

Redeemable non-controlling interests	3,868	3,195	2,487	2,000	2,014

Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,810	3,809	3,808	3,808	3,806
Additional paid-in capital	9,602,592	9,597,629	9,595,033	9,591,194	9,587,637
Accumulated other comprehensive (loss) income	(10,741)	17,079	9,328	(8,554)	2,140
Cumulative net income attributable to common stockholders	1,028,794	1,069,327	1,137,171	1,219,930	1,307,055
Cumulative dividends	(3,801,793)	(3,684,144)	(3,565,941)	(3,447,750)	(3,329,562)
Total stockholders' equity	6,822,662	7,003,700	7,179,399	7,358,628	7,571,076
Non-controlling interest	96,252	101,888	104,018	106,211	108,742
Total Equity	6,918,914	7,105,588	7,283,417	7,464,839	7,679,818
Total liabilities and stockholders' equity	$12,637,131	$13,103,728	$13,394,347	$13,568,884	$13,849,631

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 6 OF 9

Consolidated Statements of Income
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	THREE MONTHS ENDED DECEMBER 31,		TWELVE MONTHS ENDED DECEMBER 31,
	2023	2022	2023	2022
Revenues
Rental income	$322,076	$329,399	$1,309,184	$907,451
Interest income	4,422	4,227	17,134	11,480
Other operating	3,943	4,436	17,451	13,706
	330,441	338,062	1,343,769	932,637
Expenses
Property operating	121,362	117,009	500,437	344,038
General and administrative	14,609	14,417	58,405	52,734
Normalizing items [1]	(1,445)	—	(1,720)	—
Normalized general and administrative	13,164	14,417	56,685	52,734
Acquisition and pursuit costs [2]	301	92	2,026	3,229
Merger-related costs	1,414	10,777	(1,952)	103,380
Depreciation and amortization	180,049	185,275	730,709	453,082
	317,735	327,570	1,289,625	956,463
Other income (expense)
Interest expense before merger-related fair value	(52,387)	(52,464)	(215,699)	(125,443)
Merger-related fair value adjustment	(10,800)	(11,979)	(42,885)	(21,248)
Interest expense	(63,187)	(64,443)	(258,584)	(146,691)
Gain on sales of real estate properties	20,573	73,083	77,546	270,271
Gain (loss) on extinguishment of debt	—	119	62	(2,401)
Impairment of real estate assets and credit loss reserves	(11,403)	(54,452)	(154,912)	(54,427)
Equity (loss) gain from unconsolidated joint ventures	(430)	89	(1,682)	(687)
Interest and other income (expense), net	65	(1,168)	1,343	(1,546)
	(54,382)	(46,772)	(336,227)	64,519
Net (loss) income	$(41,676)	$(36,280)	$(282,083)	$40,693
Net loss (income) attributable to non-controlling interests	1,143	516	3,822	204
Net (loss) income attributable to common stockholders	$(40,533)	$(35,764)	$(278,261)	$40,897

Basic earnings per common share	$(0.11)	$(0.10)	$(0.74)	$0.15
Diluted earnings per common share	$(0.11)	$(0.10)	$(0.74)	$0.15

Weighted average common shares outstanding - basic	379,044	378,617	378,928	252,356
Weighted average common shares outstanding - diluted [3]	379,044	378,617	378,928	253,873

14Q 2023 normalizing items include severance costs and YTD 2023 includes severance costs and non-routine legal costs.
2Includes third party and travel costs related to the pursuit of acquisitions and developments.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount. As a result, the Company's OP totaling 3,966,365 units was not included.

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 7 OF 9

Reconciliation of FFO, Normalized FFO and FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	THREE MONTHS ENDED DECEMBER 31,		TWELVE MONTHS ENDED DECEMBER 31,
	2023	2022	2023	2022
Net (loss) income attributable to common stockholders	$(40,533)	$(35,764)	$(278,261)	$40,897
Net loss attributable to common stockholders/diluted share [3]	$(0.11)	$(0.10)	$(0.74)	$0.15

Gain on sales of real estate assets	(20,573)	(73,083)	(77,546)	(270,271)
Impairments of real estate assets	11,403	54,452	149,717	54,427
Real estate depreciation and amortization	182,272	186,658	738,526	459,211
Non-controlling loss from partnership units	(491)	(382)	(3,426)	(5)
Unconsolidated JV depreciation and amortization	4,442	4,020	18,116	12,722
FFO adjustments	$177,053	$171,665	$825,387	$256,084
FFO adjustments per common share - diluted	$0.46	$0.45	$2.15	$1.01
FFO	$136,520	$135,901	$547,126	$296,981
FFO per common share - diluted	$0.36	$0.35	$1.43	$1.17

Acquisition and pursuit costs	301	92	2,026	3,229
Merger-related costs	1,414	10,777	(1,952)	103,380
Lease intangible amortization	261	137	860	1,028
Non-routine legal costs/forfeited earnest money received	(100)	194	175	771
Debt financing costs	—	625	(62)	3,145
Severance costs	1,445	—	1,445	—
Allowance for credit losses [4]	—	—	8,599	—
Merger-related fair value adjustment	10,800	11,979	42,885	21,248
Unconsolidated JV normalizing items [5]	89	96	389	330
Normalized FFO adjustments	$14,210	$23,900	$54,365	$133,131
Normalized FFO adjustments per common share - diluted	$0.04	$0.06	$0.14	$0.52
Normalized FFO	$150,730	$159,801	$601,491	$430,112
Normalized FFO per common share - diluted	$0.39	$0.42	$1.57	$1.69

Non-real estate depreciation and amortization	685	624	2,566	2,217
Non-cash interest amortization, net [6]	1,265	2,284	4,968	5,129
Rent reserves, net	1,404	(100)	3,163	516
Straight-line rent income, net	(7,872)	(9,873)	(32,592)	(20,124)
Stock-based compensation	3,566	3,573	13,791	14,294
Unconsolidated JV non-cash items [7]	(206)	(316)	(1,034)	(1,206)
Normalized FFO adjusted for non-cash items	149,572	155,993	592,353	430,938
2nd generation TI	(18,715)	(13,523)	(66,081)	(33,620)
Leasing commissions paid	(14,978)	(7,404)	(36,391)	(22,929)
Capital expenditures	(17,393)	(25,669)	(49,343)	(48,913)
Total maintenance capex	(51,086)	(46,596)	(151,815)	(105,462)
FAD	$98,486	$109,397	$440,538	$325,476
Quarterly/annual dividends	$118,897	$119,323	$477,239	$285,774
FFO wtd avg common shares outstanding - diluted [8]	383,326	383,228	383,381	254,622
1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount.
4In Q1 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan included in "Impairment of real estate and credit loss reserves" on the Statement of Income and $3.4 million reserve included in “Rental Income” on the Statement of Income for previously deferred rent and straight line rent for three skilled nursing facilities.
5Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
6Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
7Includes the Company's proportionate share of straight-line rent, net and rent reserves, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method, which includes the dilutive effect of nonvested share-based awards outstanding of 308,389 for the three months ended December 31, 2023. Also includes the diluted impact of 3,966,365 OP units outstanding.

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 8 OF 9

Reconciliation of Non-GAAP Measures
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA - UNAUDITED

Management considers funds from operations ("FFO"), FFO per share, normalized FFO, normalized FFO per share, funds available for distribution ("FAD") to be useful non-GAAP measures of the Company's operating performance. A non-GAAP financial measure is generally defined as one that purports to measure historical financial performance, financial position or cash flows, but excludes or includes amounts that would not be so adjusted in the most comparable measure determined in accordance with GAAP. Set forth below are descriptions of the non-GAAP financial measures management considers relevant to the Company's business and useful to investors.

The non-GAAP financial measures presented herein are not necessarily identical to those presented by other real estate companies due to the fact that not all real estate companies use the same definitions. These measures should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company's financial performance, or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company's liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of the Company's needs.

FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.” The Company defines Normalized FFO as FFO excluding acquisition-related expenses, lease intangible amortization and other normalizing items that are unusual and infrequent in nature. FAD is presented by adding to Normalized FFO non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense and rent reserves, net; and subtracting maintenance capital expenditures, including second generation tenant improvements and leasing commissions paid and straight-line rent income, net of expense. The Company's definition of these terms may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. FFO, Normalized FFO and FAD do not represent cash generated from operating activities determined in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO, Normalized FFO and FAD should be reviewed in connection with GAAP financial measures.

Management believes FFO, FFO per share, Normalized FFO, Normalized FFO per share, and FAD provide an understanding of the operating performance of the Company’s properties without giving effect to certain significant non-cash items, including depreciation and amortization expense. Historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time. However, real estate values instead have historically risen or fallen with market conditions. The Company believes that by excluding the effect of depreciation, amortization, gains or losses from sales of real estate, and other normalizing items that are unusual and infrequent, FFO, FFO per share, Normalized FFO, Normalized FFO per share and FAD can facilitate comparisons of operating performance between periods. The Company reports these measures because they have been observed by management to be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs and because these measures are consistently reported, discussed, and compared by research analysts in their notes and publications about REITs.

Merger Combined Cash NOI and Merger Combined Same Store Cash NOI are key performance indicators. Management considers these to be supplemental measures that allow investors, analysts and Company management to measure unlevered property-level operating results. The Company defines Merger Combined Cash NOI as rental income and less property operating expenses. Merger Combined Cash NOI excludes non-cash items such as above and below market lease intangibles, straight-line rent, lease inducements, lease termination fees, tenant improvement amortization and leasing commission amortization. Merger Combined Cash NOI is historical and not necessarily indicative of future results.

Merger Combined Same Store Cash NOI compares Merger Combined Cash NOI for stabilized properties. Stabilized properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, stabilized properties exclude properties that were recently acquired or disposed of, properties classified as held for sale, properties undergoing redevelopment, and newly redeveloped or developed properties.
The Company utilizes the redevelopment classification for properties where management has approved a change in strategic direction for such properties through the application of additional resources including an amount of capital expenditures significantly above routine maintenance and capital improvement expenditures.
Any recently acquired property will be included in the same store pool once the Company has owned the property for eight full quarters. Newly developed or redeveloped properties will be included in the same store pool eight full quarters after substantial completion.

HEALTHCARE REALTY TRUST INCORPORATED	HEALTHCAREREALTY.COM | PAGE 9 OF 9